Exhibit 10.3

AMENDMENT AND NOVATION TO NON-EXCLUSIVE DISTRIBUTORSHIP AGREEMENT

This Amendment and Novation to Non-Exclusive Distributorship Agreement (the "Amendment") is effective as of July 27, 2010, and is by and between Island Stuff USA, Inc., a Florida corporation, (“Supplier”) and Harbor Island Development Corp., a Nevada corporation ("Distributor"), and amends and modifies that certain Non-Exclusive Distributorship Agreement between the parties hereto and Distributor's successor in interest dated March 12, 2010.

RECITALS

WHEREAS, Supplier and Distributor executed a Non-Exclusive Distributorship Agreement ("Original Agreement") on March 12, 2010, at which time the Distributor was not a validly formed business entity under the laws of the State of Nevada.

WHEREAS, Supplier and Distributor wish to ratify that Original Agreement to reflect that the Original Agreement is in full force and effect by and between the parties as of the date of incorporation of Distributor in the State of Nevada on March 19, 2010.

WHEREAS, the Supplier and Distributor wish to amend the Original Agreement to give the same an effective as of the date Distributor became a duly incorporated business entity under the laws of the State of Nevada as set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants herein contained the parties hereto hereby agree as follows:

1.

Section 13. of the Original Agreement between Supplier and Distributor, is hereby amended and modified to read as follows:

13. Term and Termination. This Agreement is effective as of March 19, 2010, the date on which Distributor became a legal business entity duly incorporated under the laws of the State of Nevada and may be terminated at any time by either party.

2.

All other terms and conditions not inconsistent with this amendment shall remain the same.

3.

It is expressly agreed that the parties may execute this agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the day and year set forth below.

ISLAND STUFF USA

Dated:

7/27/10

/s/ Steve Ross

By:  Steve Ross

Its:  President

HARBOR ISLAND DEVELOPMENT CORP.

Dated:  7/27/10

/s/ Don Ross

By: Don Ross

Its: President